                                                                     Exhibit 1.2


                                                                       STB DRAFT
                                                                         5/08/98

                                 ________ Shares

                               CUMULUS MEDIA INC.

                              Class A Common Stock

                      INTERNATIONAL UNDERWRITING AGREEMENT

                                                                       ___, 1998

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BEAR, STEARNS INTERNATIONAL LIMITED
BT ALEX. BROWN INTERNATIONAL,
  DIVISION OF BANKERS TRUST INTERNATIONAL PLC
CREDIT LYONNAIS SECURITIES
As Lead Managers of the several
  International Managers named in Schedule 1,
c/o Lehman Brothers Inc.
Three World Financial Center
New York, New York 10285

Dear Sirs:

            Cumulus Media Inc., an Illinois corporation (the "Company"), and the State of Wisconsin Investment Board (the "Selling Stockholder"), propose to sell an aggregate of _______ shares (the "Firm Stock") of the Company's Class A Common Stock, par value $.01 per share (the "Class A Common Stock"). Of the ______ shares of the Firm Stock, ________ are being sold by the Company and
_______ by the Selling Stockholder. In addition, the Company proposes to grant to the International Managers named in Schedule 1 hereto (the "International Managers") an option to purchase up to an additional _______ shares of the Class A Common Stock on the terms and for the purposes set forth in Section 3 (the "Option Stock"). The Firm Stock and the Option Stock, if purchased, are hereinafter collectively called the "Stock." This is to confirm the agreement concerning the purchase of the Stock from the Company and the Selling Stockholder by the International Managers.

            It is understood by all parties that the Company and the Selling Stockholder are concurrently entering into an agreement dated the date hereof (the "U.S. Underwriting Agreement"), providing for the sale by the Company and the Selling Stockholder of an aggregate of ____________ shares of Class A Common Stock (including the over-allotment option thereunder) (the "U.S. Stock") through arrangements with certain underwriters in the United States and Canada (the "U.S. Underwriters"), for whom Lehman Brothers Inc., Bear Stearns & Co., Inc. and BT Alex. Brown Incorporated are acting as representatives. The U.S. Underwriters and the International Managers simultaneously are entering into an agreement between the U.S. and international underwriting syndicates (the "Agreement Between U.S. Underwriters and

International Managers") which provides for, among other things, the transfer of shares of Class A Common Stock between the two syndicates. Two forms of prospectus are to be used in connection with the offering and sale of shares of Class A Common Stock contemplated by the foregoing, one relating to the Stock and the other relating to the U.S. Stock. The latter form of prospectus will be identical to the former except for certain substitute pages as included in the registration statement and amendments thereto referred to below. Except as used in Sections 3, 4, 5, 11 and 12 herein, and except as the context may otherwise require, references herein to the Stock shall include all the shares of the Class A Common Stock which may be sold pursuant to either this Agreement or the U.S. Underwriting Agreement, and references herein to any prospectus whether in preliminary or final form, and whether as amended or supplemented, shall include both the international and the U.S. versions thereof.

            It is additionally understood by all parties that the Company is concurrently entering into an agreement (the "Debt Underwriting Agreement"), dated the date hereof, providing for the sale by the Company of $100,000,000 principal amount of its % Senior Subordinated Notes due 2008 to Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as underwriters, as well as an agreement (the "Preferred Stock Underwriting Agreement"), dated the date hereof, providing for the sale by the Company of $100,000,000 aggregate liquidation preference of its __% Series A Cumulative Exchangeable Redeemable Preferred Stock due 2009 to Bear, Stearns & Co. Inc. and Lehman Brothers Inc., as underwriters.

            1. Representations, Warranties and Agreements of the Company. The Company represents, warrants and agrees that:

                  (a) A registration statement on Form S-1, and amendments
            thereto, with respect to the Stock have (i) been prepared by the Company in conformity with the requirements of the United States Securities Act of 1933, as amended, (the "Securities Act") and the rules and regulations (the "Rules and Regulations") of the United States Securities and Exchange Commission (the "Commission") thereunder, (ii) been filed with the Commission under the Securities Act and (iii) become effective under the Securities Act; a second registration statement on Form S-1 with respect to the Stock (i) may also be prepared by the Company in conformity with the requirements of the Securities Act and the Rules and Regulations and (ii) if to be so prepared, will be filed with the Commission under the Securities Act pursuant to Rule 462(b) of the Rules and Regulations on the date hereof. Copies of the first such registration statement and the amendments to such registration statement, together with the form of any such second registration statement, have been delivered by the Company to you as the Lead Managers of the International Managers (the "Lead Managers"). As used in this Agreement, "Effective Time" means (i) with respect to the first such registration statement, the date and the time as of which such registration statement, or the most recent post-effective amendment thereto, if any, was declared effective by the Commission and (ii) with respect to any second registration statement, the date and time as of which such second registration statement is filed with the Commission, and "Effective Times" is the collective reference to both Effective Times; "Effective Date" means (i) with respect to the first such registration statement, the date of the Effective Time of such registration statement and (ii) with respect to any second registration statement, the date of the Effective Time of such second registration statement, and "Effective Dates" is the collective reference to both Effective Dates; "Preliminary Prospectus" means each prospectus included in any such registration statement, or amendments thereof, before it became effective under the Securities Act and any prospectus filed with the Commission by the Company with the consent of the Lead Managers pursuant to Rule 424(a) of the Rules and Regulations; "Primary Registration Statement" means the first registration statement referred to in this Section 1(a), as amended at its Effective Time, "Rule 462(b) Registration Statement" means the second registration statement, if any, referred to in this
            Section 1(a), as filed with the Commission, and "Registration Statements" means both the Primary Registration Statement and any Rule 462(b) Registration Statement, including in each case all information contained in the final prospectus filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations in accordance with Section 6.(a) hereof and deemed to be a part of the Registration Statements as of the Effective Time of the Primary Registration Statement pursuant to paragraph (b) of Rule 430A of the Rules and Regulations; and "Prospectus" means such final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Rules and Regulations. The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

                  (b) The Primary Registration Statement conforms (and the Rule
            462(b) Registration Statement, if any, the Prospectus and any further amendments or supplements to the Registration Statements or the Prospectus, when they become effective or are filed with the Commission, as the case may be, will conform) in all respects to the requirements of the Securities Act and the Rules and Regulations and do not and will not, as of the applicable effective date (as to the Registration Statements and any amendment thereto) and as of the applicable filing date (as to the Prospectus and any amendment or supplement thereto) contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statements or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein.

                  (c) The Company and each of its subsidiaries (as defined in
            Section 17) have been duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification, and have all power and authority necessary to own or hold their respective properties and to conduct the businesses in which they are engaged; and none of the subsidiaries of the

            Company is a "significant subsidiary", as such term is defined in Rule 405 of the Rules and Regulations.

                  (d) The Company has an authorized capitalization as set forth in the Prospectus, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

                  (e) The unissued shares of the Stock to be issued and sold by the Company to the International Managers hereunder and under the U.S. Underwriting Agreement have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and in the U.S. Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable; and the Stock will conform to the description thereof contained in the Prospectus.

                  (f) The execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the United States Securities Exchange Act of 1934, as amended, (the "Exchange Act") and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the International Managers and the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement, or the U.S. Underwriting Agreement, by the Company and the consummation of the transactions contemplated hereby and thereby.

                  (g) There are no contracts, agreements or understandings
            between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the

            Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                  (h) Except as described in the Prospectus, the Company has not sold or issued any shares of Class A Common Stock during the six-month period preceding the date of the Prospectus, including any sales pursuant to Rule 144A under, or Regulations D or S of, the Securities Act, other than shares issued pursuant to employee benefit plans, qualified stock options plans or other employee compensation plans or pursuant to outstanding options, rights or warrants.

                  (i) Neither the Company nor any of its subsidiaries has
            sustained, since the date of the latest audited financial statements included in the Prospectus, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus; and, since such date, there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus.

                  (j) The financial statements (including the related notes and supporting schedules) filed as part of the Registration Statements or included in the Prospectus present fairly the financial condition and results of operations of the entities purported to be shown thereby, at the dates and for the periods indicated, and have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved.

                  (k) Each of Price Waterhouse, LLP, Johnson & Miller, LLP,
            McGladrey & Pullen, LLP, Coopers & Lybrand, LLP, and Plant & Moran, LLP, who have certified certain financial statements of the Company, whose report appears in the Prospectus and who have delivered the initial letter referred to in Section 9.(f) hereof, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                  (l) The Company and each of its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

                  (m) The Company and each of its subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries.

                  (n) The Company and each of its subsidiaries own or possess adequate rights to use all material patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights and licenses necessary for the conduct of their respective businesses and have no reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such rights of others.

                  (o) There are no legal or governmental proceedings
            pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                  (p) There are no contracts or other documents which are
            required to be described in the Prospectus or filed as exhibits to either of the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described in the Prospectus or filed as exhibits to either of the Registration Statements.

                  (q) No relationship, direct or indirect, exists between or among the Company on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company on the other hand, which is required to be described in the Prospectus which is not so described.

                  (r) No labor disturbance by the employees of the Company
            exists or, to the knowledge of the Company is imminent which might be expected to have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (s) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would cause the loss of such qualification.

                  (t) The Company has filed all federal, state and local income and franchise tax returns required to be filed through the date hereof and has paid all taxes due thereon, and no tax deficiency has been determined adversely to the Company or any of its subsidiaries which has had (nor does the Company have any knowledge of any tax deficiency which, if determined adversely to the Company or any of its subsidiaries, might have) a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries.

                  (u) Since the date as of which information is given in the
            Prospectus through the date hereof, and except as may otherwise be disclosed in the Prospectus, the Company has not (i) issued or granted any securities, (ii) incurred any liability or obligation, direct or contingent, other than liabilities and obligations which were incurred in the ordinary course of business, (iii) entered into any transaction not in the ordinary course of business or (iv) declared or paid any dividend on its capital stock.

                  (v) The Company (i) makes and keeps accurate books and records and (ii) maintains internal accounting controls which provide reasonable assurance that (A) transactions are executed in accordance with management's authorization, (B) transactions are recorded as necessary to permit preparation of its financial statements and to maintain accountability for its assets, (C) access to its assets is permitted only in accordance with management's authorization and (D) the reported accountability for its assets is compared with existing assets at reasonable intervals.

                  (w) The statistical and market-related data included in the
            Prospectus are based or derived from sources which the Company and its subsidiaries believe to be reliable and accurate.

                  (x) Neither the Company nor any of its subsidiaries (i) is in violation of its charter or by-laws, (ii) is in default in any material respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any material indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation in any material respect of any law, ordinance, governmental rule, regulation or court decree to which it or its properties or assets may be subject or has failed to obtain any material license, permit, certificate, franchise or other governmental authorization or permit necessary to the ownership of its properties or assets or to the conduct of its business.

                  (y) Each of the radio stations owned, operated, programmed, or to which sales and marketing services are provided, by the Company and its subsidiaries is validly licensed by the Federal Communications Commission (the "FCC") and no administrative or judicial proceedings are pending before or, to the knowledge of the Company or its subsidiaries, threatened by the FCC with respect to such licenses; the Company and its subsidiaries possess adequate certificates, authorizations, consents, orders, approvals, licenses or permits which are in full force and effect issued by other appropriate governmental agencies or bodies necessary to the ownership of their respective properties and the conduct of the businesses now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority, consent, order, approval, license or permit and the Company and its subsidiaries are in compliance in all material respects with the Communications Act of 1934, as amended, and the rules, regulations and policies of the FCC.

                  (z) Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person associated with or acting on behalf of the Company or any of its subsidiaries, has used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment.

                  (aa) There has been no storage, disposal, generation,
            manufacture, refinement, transportation, handling or treatment of toxic wastes, medical wastes, hazardous wastes or hazardous substances by the Company or any of its subsidiaries (or, to the knowledge of the Company, any of their predecessors in interest) at, upon or from any of the properties now or previously owned or leased by the Company or its subsidiaries in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not have, or could not be reasonably likely to have, singularly or in the aggregate with all such violations and remedial actions, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; there has been no material spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any toxic wastes, medical wastes, solid wastes, hazardous wastes or hazardous substances due to or caused by the Company or any of its subsidiaries or with respect to which the Company or any of its subsidiaries have knowledge, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not have or would not be reasonably likely to have, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings and releases, a material adverse effect on the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries; and the terms "hazardous wastes", "toxic wastes", "hazardous substances" and "medical wastes" shall have the meanings specified in any applicable local, state, federal and foreign laws or regulations with respect to environmental protection.

                  (bb) Neither the Company nor any subsidiary is an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

                  (cc) The Company has no reason to believe that, after giving effect to the Pending Acquisitions (as defined in the Registration Statement), any of the representations, warranties and agreements contained in this Section 1 would not be true and correct.

            2. Representations, Warranties and Agreements of the Selling Stockholder. The Selling Stockholder represents, warrants and agrees that:

                  (a) The Selling Stockholder has, and immediately prior to the
            First Delivery Date (as defined in Section 5 hereof) the Selling Stockholder will have good and valid title to the shares of Stock to be sold by the Selling Stockholder hereunder and under the U.S. Underwriting Agreement on such date, free and clear of all liens, encumbrances, equities or claims; and upon delivery of such shares and payment therefor pursuant hereto and thereto, good and valid title to such shares, free and clear of all liens, encumbrances, equities or claims, will pass to the several International Managers and the Underwriters.

                  [(b) The Selling Stockholder has placed in custody under a custody agreement (the "Custody Agreement" and, together with all other similar agreements executed by the other Selling Stockholders, the "Custody Agreements") with [insert name of custodian], as custodian (the "Custodian"), for delivery under this Agreement, certificates in negotiable form (with signature guaranteed by a commercial bank or trust company having an office or correspondent in the United States or a member firm of the New York or American Stock Exchanges) representing the shares of Stock to be sold by the Selling Stockholder hereunder.

                  (c) The Selling Stockholder has duly and irrevocably executed and delivered a power of attorney (the "Power of Attorney" appointing the Custodian and one or more other persons, as attorneys-in-fact, with full power of substitution, and with full authority (exercisable by any one or more of them) to execute and deliver this Agreement and to take such other action as may be necessary or desirable to carry out the provisions hereof on behalf of the Selling Stockholder.]

                  (d) The Selling Stockholder has full right, power and
            authority to enter into this Agreement and the U.S. Underwriting Agreement, [the Power of Attorney and the Custody Agreement]; the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement[, the Power of Attorney and the Custody Agreement] by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the International Managers and the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement[, the Power of Attorney or the Custody Agreement] by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby.

                  (e) The Registration Statement and the Prospectus and any
            further amendments or supplements thereto will, when they become effective or are filed with the Commission, as the case may be, not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein.

                  (f) The Selling Stockholder has not taken and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of the Stock.

            3. Purchase of the Stock by the International Managers

            On the basis of the representations and warranties contained in, and subject to the terms and conditions of, this Agreement, the Company agrees to sell _______ shares of the Firm Stock and the Selling Stockholder hereby agrees to sell _____ shares of the Firm Stock to the several International Managers and each of the International Managers, severally and not jointly, agrees to purchase the number of shares of the Firm Stock set opposite that International Manager's name in Schedule 1 hereto. The respective purchase obligations of the International Managers with respect to the Firm Stock shall be rounded among the International Managers to avoid fractional shares, as the Lead Managers may determine.

            In addition, the Company grants to the International Managers an option to purchase up to _______ shares of Option Stock. Such option is granted solely for the purpose of covering over-allotments in the sale of Firm Stock and is exercisable as provided in Section 5 hereof. Shares of Option Stock shall be purchased severally for the account of the International Managers in proportion to the number of shares of Firm Stock set opposite the name of such International Managers in Schedule 1 hereto. The respective purchase obligations of each International Managers with respect to the Option Stock shall be adjusted by the Lead Managers so that no International Managers shall be obligated to purchase Option Stock other than in 100 share amounts.

            The price of both the Firm Stock and any Option Stock shall be $_____ per share.

            The Company shall not be obligated to deliver any of the Stock to be delivered on the First Delivery Date or the Second Delivery Date (as hereinafter defined), as the case may be, except upon payment for all the Stock to be purchased on such Delivery Date as provided herein.

            4. Offering of Stock by the International Managers.

            Upon authorization by the Lead Managers of the release of the Firm Stock, the several International Managers propose to offer the Firm Stock for sale upon the terms and conditions set forth in the Prospectus; provided, however, that no Stock registered pursuant to the Rule 462(b) Registration Statement, if any, shall be offered prior to the Effective Time thereof.

            5. Delivery of and Payment for the Stock. Delivery of and payment for the Firm Stock shall be made at the office of Lehman Brothers Inc. at Three World Financial Center, New York, New York 10285, at 10:00 A.M., New York City time, on the [third][fourth] full business day following the date of this Agreement or at such other date or place as shall be determined by agreement between the Lead Managers and the Company. This date and time are sometimes referred to as the "First Delivery Date." On the First Delivery Date, the Company shall deliver or cause to be delivered certificates representing the Firm Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of the Company of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the Firm Stock shall be registered in such names and in such denominations as the Lead Managers shall request in writing not less than two full business days prior to the First Delivery Date. For the purpose of expediting the checking and packaging of the certificates for the Firm Stock, the Company shall make the certificates representing the Firm Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the First Delivery Date.

            At any time on or before the thirtieth day after the date of this Agreement the option granted in Section 3 may be exercised by written notice being given to the Company by the Lead Managers. Such notice shall set forth the aggregate number of shares of Option Stock as to which the option is being exercised, the names in which the shares of Option Stock are to be registered, the denominations in which the shares of Option Stock are to be issued and the date and time, as determined by the Lead Managers, when the shares of Option Stock are to be delivered; provided, however, that this date and time shall not be earlier than the First Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised. The date and time the shares of Option Stock are delivered are sometimes referred to as the "Second Delivery Date" and the First Delivery Date and the Second Delivery Date are sometimes each referred to as a "Delivery Date".

            Delivery of and payment for the Option Stock shall be made at the place specified in the first sentence of the first paragraph of this Section 5 (or at such other place as shall be determined by agreement between the Lead Managers and the Company) at 10:00 A.M., New York City time, on the Second Delivery Date. On the Second Delivery Date, the Company shall deliver or cause to be delivered the certificates representing the Option Stock to the Lead Managers for the account of each International Manager against payment to or upon the order of the Company and the Selling Stockholder of the purchase price by certified or official bank check or checks payable in New York Clearing House (next-day) funds. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each International Manager hereunder. Upon delivery, the Option Stock shall be registered in such names and in such denominations as the Lead Managers shall request in the aforesaid written notice. For the purpose of expediting the checking and packaging of the certificates for the Option Stock, the Company and the Selling Stockholder shall make the certificates representing the Option Stock available for inspection by the Lead Managers in New York, New York, not later than 2:00 P.M., New York City time, on the business day prior to the Second Delivery Date.

            6. Further Agreements of the Company. The Company agrees:

                  (a) To prepare the Rule 462(b) Registration Statement, if
            necessary, in a form approved by the Lead Managers and to file such Rule 462(b) Registration Statement with the Commission on the date hereof; to prepare the Prospectus in a form approved by the Lead Managers and to file such Prospectus pursuant to

            Rule 424(b) under the Securities Act not later than 10:00 A.M., New York City time, on the day following the execution and delivery of this Agreement; to make no further amendment or any supplement to the Registration Statements or to the Prospectus prior to the Second Delivery Date except as permitted herein; to advise the Lead Managers, promptly after it receives notice thereof, of the time when any amendment to either Registration Statement has been filed or becomes effective or any supplement to the Prospectus or any amended Prospectus has been filed and to furnish the Lead Managers with copies thereof; to advise the Lead Managers, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus, of the suspension of the qualification of the Stock for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding for any such purpose, or of any request by the Commission for the amending or supplementing of the Registration Statements or the Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

                  (b) To furnish promptly to each of the Lead Managers and to counsel for the International Managers a signed copy of each of the Registration Statements as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

                  (c) To deliver promptly to the Lead Managers in New York City such number of the following documents as the Lead Managers shall request: conformed copies of the Registration Statements as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement and the computation of per share earnings) and each Preliminary Prospectus, the Prospectus (not later than 10:00 A.M., New York City time, of the day following the execution and delivery of this Agreement) and any amended or supplemented Prospectus (not later than 10:00 A.M., New York City time, on the day following the date of such amendment or supplement); and, if the delivery of a prospectus is required at any time after the Effective Time of the Primary Registration Statement in connection with the offering or sale of the Stock (or any other securities relating thereto) and if at such time any event shall have occurred as a result of which the Prospectus as then amended or supplemented would include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus in order to comply with the Securities Act, to notify the Lead Managers and, upon their request, to prepare and furnish without charge to each International Manager and to any dealer in securities as many copies as the Lead Managers may from time to time request of an amended or supplemented Prospectus which will correct such statement or omission or effect such compliance;

                  (d) To file promptly with the Commission any amendment to the
            Registration Statements or the Prospectus or any supplement to the Prospectus that may, in the judgment of the Company or the Lead Managers, be required by the Securities Act or requested by the Commission;

                  (e) Prior to filing with the Commission any Preliminary
            Prospectus, any amendment to either of the Registration Statements or supplement to the Prospectus or any Prospectus pursuant to Rule 424 of the Rules and Regulations, to furnish a copy thereof to the Lead Managers and counsel for the International Managers and obtain the consent of the Lead Managers to the filing;

                  (f) As soon as practicable after the Effective Date of the
            Primary Registration Statement, to make generally available to the Company's security holders and to deliver to the Lead Managers an earnings statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the Rules and Regulations (including, at the option of the Company, Rule 158);

                  (g) For a period of five years following the Effective Date of the Primary Registration Statement, to furnish to the Lead Managers copies of all materials furnished by the Company to its shareholders and all public reports and all reports and financial statements furnished by the Company to the principal national securities exchange or automatic quotation system upon which the Class A Common Stock may be listed or quoted pursuant to requirements of or agreements with such exchange or system or to the Commission pursuant to the Exchange Act or any rule or regulation of the Commission thereunder;

                  (h) Promptly from time to time to take such action as the Lead
            Managers may reasonably request to qualify the Stock for offering and sale under the securities laws of such jurisdictions as the Lead Managers may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Stock;

                  (i) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock (other than the shares of Class A Common Stock and shares issued pursuant to employee benefit plans, qualified stock option plans or other employee compensation plans existing on the date hereof or pursuant to currently outstanding options, warrants or rights), or sell or grant options, rights or warrants with respect to any shares of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock (other than the grant of options pursuant to option plans existing on the date hereof), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of the Lead Managers; and to cause each officer, director and stockholder of the Company to furnish to the Lead Managers, prior to the First Delivery Date, a letter or letters, in form and substance satisfactory to counsel for the International Managers pursuant to which each such person shall agree not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designed to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks or ownership of such shares of Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise, in each case for a period of 180 days from the date of the Prospectus, without the prior written consent of the Lead Managers;

                  (j) Prior to filing with the Commission any reports pursuant to Rule 463 of the Rules and Regulations, to furnish a copy thereof to the counsel for the International Managers and receive and consider its comments thereon, and to deliver promptly to the Lead Managers a signed copy of each such report filed by it with the Commission;

                  (k) To apply the net proceeds from the sale of the Stock being sold by the Company as set forth in the Prospectus;

                  (l) To take such steps as shall be necessary to ensure that neither the Company nor any subsidiary shall become an "investment company" within the meaning of such term under the United States Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

            7. Further Agreements of the Selling Stockholder. The Selling Stockholder agrees:

                  (a) For a period of 180 days from the date of the Prospectus, not to, directly or indirectly, (1) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device which is designated to, or could be expected to, result in the disposition or purchase by any person at any time in the future of) any shares of Class A Common Stock or securities convertible into or exchangeable for Class A Common Stock (other than the Stock), or (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of such shares of Class A Common Stock, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Class A Common Stock or other securities, in cash or otherwise, in each case without the prior written consent of the Lead Managers.

                  (b) That the Stock to be sold by the Selling Stockholder
            hereunder, [which is represented by the certificates held in custody for the Selling Stockholder], is subject to the interest of the International Managers, [that the arrangements made by the Selling Stockholder for such custody are to that extent irrevocable,] and that the obligations of the Selling Stockholder hereunder shall not be terminated by any act of the Selling Stockholder, by operation of law or the occurrence of any other event.

                  (c) To deliver to the Lead Managers prior to the First
            Delivery Date a properly contemplated and executed United States Treasury Department or Form W-9.

            (8) Expenses. The Company agrees to pay the costs incident to the authorization, issuance, sale and delivery of the Stock and any taxes payable in that connection; the costs incident to the preparation, printing and filing under the Securities Act of the Registration Statements and any amendments and exhibits thereto; the costs of distributing the Registration Statements as originally filed and each amendment thereto and any post-effective amendments thereof (including, in each case, exhibits), any Preliminary Prospectus, the Prospectus and any amendment or supplement to the Prospectus, all as provided in this Agreement; the costs of reproducing and distributing this Agreement and the Agreement Between U.S. Underwriters and International Managers; the costs of distributing the terms of agreement relating to the organization of the domestic underwriting syndicate and selling group to the members thereof by mail, telex or other means of communication; the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of sale of the Stock; any applicable listing or other fees; the fees and expenses of qualifying the Stock under the securities laws of the several jurisdictions as provided in Section 6.(h) and of preparing, printing and distributing a Blue Sky Memorandum (including related fees and expenses of counsel to the International Managers); and all other costs and expenses incident to the performance of the obligations of the Company under this Agreement; provided that, except as provided in this Section 8 and in Section 13, the International Managers shall pay their own costs and expenses, including the costs and expenses of their counsel, any transfer taxes on the Stock which they may sell and the expenses of advertising any offering of the Stock made by the International Managers.

            9. Conditions of International Managers' Obligations. The respective obligations of the International Managers hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the Company contained herein, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                  (a) The Rule 462(b) Registration Statement, if any, and the
            Prospectus shall have been timely filed with the Commission in accordance with Section 6.(a); no stop order suspending the effectiveness of either of the Registration Statements or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in either of the Registration Statements or the Prospectus or otherwise shall have been complied with.

                  (b) No International Manager shall have discovered and
            disclosed to the Company on or prior to such Delivery Date that either of the Registration Statements or the Prospectus or any amendment or supplement thereto contains any untrue statement of a fact which, in the opinion of Simpson Thacher & Bartlett, counsel for the International Managers, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to made the statements therein not misleading.

                  (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the U.S. Underwriting Agreement, the Stock, the Registration Statements and the Prospectus, and all other legal matters relating to this Agreement and the U.S. Underwriting Agreements, and the transactions contemplated hereby and thereby shall be satisfactory in all respects to counsel for the International Managers, and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                  (d) Paul, Hastings, Janofsky & Walker LLP shall have furnished to the Lead Managers its written opinion, as counsel to the Company, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                        (i) The Company and each of its subsidiaries have been
                  duly incorporated and are validly existing as corporations in good standing under the laws of their respective jurisdictions of incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority necessary to own or hold their respective properties and conduct the businesses in which they are engaged;

                        (ii) The Company has an authorized capitalization as set
                  forth in the Prospectus, and all of the issued shares of capital stock of the Company (including the shares of Stock being delivered on such Delivery Date) have been duly and validly authorized and issued, are fully paid and non-assessable and conform to the description thereof contained in the

                  Prospectus; and all of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid, non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims;

                        (iii) There are no preemptive or other rights to
                  subscribe for or to purchase, nor any restriction upon the voting or transfer of, any shares of the Stock pursuant to the Company's charter or by-laws or any agreement or other instrument known to such counsel;

                        (iv) The Company and each of its subsidiaries have good
                  and marketable title in fee simple to all real property owned by them and good and marketable title to all personal property owned by them, in each case free and clear of all liens, encumbrances and defects except such as are described in the Prospectus or such as do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries; and all real property and buildings held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases, with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries;

                        (v) To the best of such counsel's knowledge and other
                  than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or asset of the Company or any of its subsidiaries is the subject which, if determined adversely to the Company or any of its subsidiaries, might have a material adverse effect on the consolidated financial position, stockholders' equity, results of operations, business or prospects of the Company and its subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others;

                        (vi) The Primary Registration Statement was declared
                  effective under the Securities Act as of the date and time specified in such opinion, the Rule 462(b) Registration Statement, if any, was filed with the Commission on the date specified therein, the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion on the date specified therein and no stop order suspending the effectiveness of either of the Registration Statements has been issued and, to the knowledge of such counsel, no proceeding for that purpose is pending or threatened by the Commission;

                        (vii) The Registration Statements, as of their
                  respective Effective Dates, and the Prospectus, as of its date, and any further amendments or supplements thereto, as of their respective dates, made by the Company prior to such Delivery Date (other than the financial statements and other financial data contained therein, as to which such counsel need express no opinion) complied as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations;

                        (viii) The statements contained in the Prospectus under
                  the captions "Risk Factors Governmental Regulation of Broadcast Industry," "Business Federal Regulation of Radio Broadcasting" and "Certain Federal Income Tax Consequences", insofar as they describe federal statutes, rules and regulations, constitute a fair summary thereof;

                        (ix) To the best of such counsel's knowledge, there are
                  no contracts or other documents which are required to be described in the Prospectus or filed as exhibits to the Registration Statements by the Securities Act or by the Rules and Regulations which have not been described or filed as exhibits to the Registration Statements;

                        (x) This Agreement and the U.S. Underwriting Agreement
                  have each been duly authorized, executed and delivered by the Company;

                        (xi) The issue and sale of the shares of Stock being
                  delivered on such Delivery Date by the Company and the compliance by the Company with all of the provisions of this Agreement and the U.S. Underwriting Agreement and the consummation of the transactions contemplated hereby and thereby will not conflict with or result in a breach or violation of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries is bound or to which any of the properties or assets of the Company or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws of the Company or any of its subsidiaries or any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its subsidiaries or any of their properties or assets; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the International Managers and the U.S. Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement and the U.S.

                  Underwriting Agreement by the Company and the consummation of the transactions contemplated hereby and thereby; and

                        (xii) To the best of such counsel's knowledge, there are
                  no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Securities Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities in the securities registered pursuant to the Registration Statements or in any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act.

                        (xiii) Each of the radio stations owned, operated,
                  programmed or marketed by the Company and its subsidiaries is validly licensed by the FCC and no administrative or judicial proceedings are pending before or, to the knowledge of such counsel, threatened by the FCC with respect to such licenses; the Company and its subsidiaries possess adequate certificates, authorizations, consents, orders, approvals, licenses or permits which are in full force and effect issued by other appropriate governmental agencies or bodies necessary to the ownership of their respective properties and the conduct of the businesses now operated by them and have not received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit.

            In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the Illinois Business Corporation Act and that such counsel is not admitted in the State of Illinois; (ii) rely (to the extent such counsel deems proper and specifies in its opinion), as to matters involving the application of the laws of the State of Illinois upon the opinion of other counsel of good standing, provided that such other counsel is satisfactory to counsel for the International Managers and furnishes a copy of its opinion to the Lead Managers; and (iii) in giving the opinion referred to in Section 9.(d)(iv), state that no examination of record titles for the purpose of such opinion has been made, and that it is relying upon a general review of the titles of the Company and its subsidiaries, upon opinions of local counsel and abstracts, reports and policies of title companies rendered or issued at or subsequent to the time of acquisition of such property by the Company or its subsidiaries, upon opinions of counsel to the lessors of such property and, in respect of matters of fact, upon certificates of officers of the Company or its subsidiaries, provided that such counsel shall state that it believes that both the International Managers and it are justified in relying upon such opinions, abstracts, reports, policies and certificates. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated such Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that (x) such counsel has acted as counsel to the Company in connection with the preparation of the Registration Statements, and (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statements, as of their respective Effective Dates, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statements or the Prospectus except for the statements made in the Prospectus under the captions "Description of Capital Stock," "Risk Factors - Governmental Regulation of Broadcasting Industry," "Business - Federal Regulation of Broadcasting Industry" and "Certain Federal Income Tax Consequences", insofar as such statements relate to the Stock and concern legal matters.

                  (e) The counsel for Selling Stockholder shall have furnished to the Lead Managers its written opinion, as counsel to the Selling Stockholder, addressed to the International Managers and dated the First Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that:

                        (i) The Selling Stockholder has full right, power and
                  authority to enter into this Agreement and the U.S. Underwriting Agreement, [the Power of Attorney and the Custody Agreement,] the execution, delivery and performance of this Agreement and the U.S. Underwriting Agreement [, the Power of Attorney and the Custody Agreement] by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby will not conflict with or result in a breach of violation of any of the terms or provisions of, or constitute a default under, any statute, any indenture, mortgage deed of trust, loan agreement or other agreement or instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the property or assets of the Selling Stockholder is subject, nor will such actions result in any violation of any statute or any order, rule or regulation known to such counsel of any court or governmental agency or body having jurisdiction over the Selling Stockholder or the property or assets of the Selling Stockholder; and, except for the registration of the Stock under the Securities Act and such consents, approvals, authorizations, registrations or qualifications as may be required under the Exchange Act and applicable state or foreign securities laws in connection with the purchase and distribution of the Stock by the International Managers and the Underwriters, no consent, approval, authorization or order of, or filing or registration with, any such court or governmental agency or body is required for the execution, delivery and performance of this Agreement or the U.S. Underwriting Agreement[, the Power of Attorney or the Custody Agreement] by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions contemplated hereby and thereby;

                        (ii) This Agreement and the U.S. Underwriting Agreement
                  have been duly executed and delivered by or on behalf of the Selling Stockholder;

                        [(iii) A Power of Attorney and a Custody Agreement have
                  been duly authorized, executed and delivered by the Selling Stockholder and constitute valid and binding agreements of the Selling Stockholder;] and

                        (iv) Upon payment for, and delivery of, the shares of
                  Stock to be sold by the Selling Stockholder under this Agreement and the U.S. Underwriting Agreement in accordance with the terms hereof and thereof, the International Managers and the Underwriters will acquire all of the rights of the Selling Stockholder in such Shares free of any adverse claim (within the meaning of the Uniform Commercial Code).

            In rendering such opinion, such counsel may (i) state that its opinion is limited to matters governed by the Federal laws of the United States of America, the laws of the State of New York and the General Corporation Law of the State of Wisconsin and (ii) rendering the opinion in Section above, rely upon a certificate of the Selling Stockholder in respect of matters of fact as to ownership of, and the absence of adverse claims regarding, the shares of Stock sold by the Selling Stockholder, provided that such counsel shall furnish copies thereof to the Lead Managers and state that it believes that both the International Managers and it are justified in relying upon such certificate. Such counsel shall also have furnished to the Lead Managers a written statement, addressed to the International Managers and dated the First Delivery Date, in form and substance satisfactory to the Lead Managers, to the effect that (x) such counsel has acted as counsel to the Selling Stockholder on a regular basis and has acted as counsel to the Selling Stockholder in connection with the preparation of the Registration Statement and
            (y) based on the foregoing, no facts have come to the attention of such counsel which lead it to believe that the Registration Statement, as of the Effective Date contained any untrue statement of a material fact relating to the Selling Stockholder or omitted to state such a material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that the Prospectus contains any untrue statement of a material fact relating to the Selling Stockholder or omits to state such a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The foregoing opinion and statement may be qualified by a statement to the effect that such counsel does not assume any responsibility for the accuracy, completeness or fairness of the statements contained in the Registration Statement or the Prospectus.

                  (f) With respect to the letter of each of Price Waterhouse,
            LLP, Johnson & Miller, LLP, McGladrey & Pullen, LLP, Coopers & Lybrand, LLP and Plant & Moran, LLP delivered to the Lead Managers concurrently with the execution of this Agreement (each, an "initial letter"), the Company shall have furnished to the Lead Managers a letter (each, a "bring-down letter") of such accountants, addressed to the International Managers and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X of the Commission, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than five days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

                  (g) The Company shall have furnished to the Lead Managers a certificate, dated such Delivery Date, of its Chairman of the Board, its President or a Vice President and its chief financial officer stating that:

                        (i) The representations, warranties and agreements of
                  the Company in Section 1 are true and correct as of such Delivery Date; the Company has complied with all its agreements contained herein; and the conditions set forth in
                  Section 7(a) have been fulfilled;

                        (ii) (A) Neither the Company nor any of its subsidiaries
                  has sustained since the date of the latest audited financial statements included in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or (B) since such date there has not been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus; and

                        (iii) They have carefully examined the Registration
                  Statements and the Prospectus and, in their opinion (A) the Registration Statements, as of their respective Effective Dates, and the Prospectus, as of each of the Effective Dates, did not include any untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (B) since the Effective Date of the Primary Registration Statement, no event has occurred which should have been set forth in a supplement or amendment to either of the Registration Statements or the Prospectus.

                  (h) The Selling Stockholder [(or the Custodian or one or more attorneys in fact on behalf of the Selling Stockholders)] shall have furnished to the Lead Managers on the First Delivery Date a certificate, dated the First Delivery Date, signed by, or on behalf of, the Selling Stockholder [(or the Custodian or one or more attorneys in fact)] stating that the representations, warranties and agreements of the Selling Stockholder contained herein are true and correct as of the First Delivery Date and that the Selling Stockholder has complied with all agreements contained herein to be performed by the Selling Stockholder at or prior to the First Delivery Date.

                  (i) (i) Neither the Company nor any of its subsidiaries shall have sustained since the date of the latest audited financial statements included or incorporated by reference in the Prospectus any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Prospectus or since such date there shall not have been any change in the capital stock or long-term debt of the Company or any of its subsidiaries or any change, or any development involving a prospective change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its subsidiaries, otherwise than as set forth or contemplated in the Prospectus, the effect of which, in any such case described in clause (i) or (ii), is, in the judgment of the Lead Managers, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  (j) Subsequent to the execution and delivery of this Agreement no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 436(g)(2) of the Rules and Regulations and no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

                  (k) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: trading in securities generally on the New York Stock Exchange or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, a banking moratorium shall have been declared by Federal or state authorities, the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of a majority in interest of the several International Managers, impracticable or inadvisable to proceed with the public offering or delivery of the Stock being delivered on such Delivery Date on the terms and in the manner contemplated in the Prospectus.

                  (l) The Stock has been duly authorized for quotation on the
            National Association of Securities Dealers Automated Quotation ("Nasdaq") National Market System, subject only to official notice of issuance.

                  (m) The closing under the U.S. Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

                  (n) The closing under the Debt Underwriting Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

                  (o) The closing under the Preferred Stock Underwriting
            Agreement shall have occurred concurrently with the closing hereunder on the First Delivery Date.

                  (p) The Reorganization (as defined in the Registration
            Statement) shall have been consummated prior to the First Delivery Date.

            All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance satisfactory to counsel for the International Managers.

            10. Indemnification and Contribution.

            (a) The Company shall indemnify and hold harmless each International Manager, its officers and employees and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Stock), to which that International Manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any blue sky application or other document prepared or executed by the Company (or based upon any written information furnished by the Company) specifically for the purpose of qualifying any or all of the Stock under the securities laws of any state or other jurisdiction (any such application, document or information being hereinafter called a "Blue Sky Application"), the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading or (iii) any act or failure to act, or any alleged act or failure to act, by any International Manager in connection with, or relating in any manner to, the Stock or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (i) or (ii) above (provided that the Company shall not be liable in the case of any matter covered by this clause (iii) to the extent that it is determined in a final judgement by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such act or failure to act undertaken or omitted to be taken by such International Manager through its gross negligence or wilful misconduct), and shall reimburse each International Manager and each such officer, employee and controlling person promptly upon demand for any legal or other expenses reasonably incurred by that International Manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any such amendment or supplement, or in any Blue Sky Application in reliance upon and in conformity with the written information furnished to the Company through the Lead Managers by or on behalf of any International Manager specifically for inclusion therein and described in
Section 10.(f). The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any International Manager or to any officer, employee or controlling person of that International Manager.

            (b) The Selling Stockholder shall indemnify and hold harmless each International Manager, its officers and employees and each person, if any, who controls any International Manager within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any actin in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of stock), to which that International Manager, officer, employee or controlling person may become subject, under the Securities act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement or the Prospectus, or in any amendment or supplement thereto, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each International Manager, its officers and employees and each such controlling person for any legal or other expenses reasonably incurred by that International Manager, its officers, employees or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Stockholder shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in any Preliminary Prospectus, the Registration Statement or the Prospectus or in any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company through the Lead Manager by or on behalf of any International Manager, specifically for inclusion therein. The foregoing indemnity agreement is in addition to any liability which the Selling Stockholder may otherwise have to any International Manager or any officer, employee or controlling person of that International Manager.

            (c) Each International Manager, severally and not jointly, shall indemnify and hold harmless the Company, its officers and employees, each of its directors and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the Company or any such director, officer or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement of a material fact contained (A) in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or (B) in any Blue Sky Application or the omission or alleged omission to state in any Preliminary Prospectus, either of the Registration Statements or the Prospectus, or in any amendment or supplement thereto, or in any Blue Sky Application any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with the written information furnished to the Company through the Lead Managers by or on behalf of that International Manager specifically for inclusion therein and described in Section 10.(f), and shall reimburse the Company and any such director, officer or controlling person for any legal or other expenses reasonably incurred by the Company or any such director, officer or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred. The foregoing indemnity agreement is in addition to any liability which any International Manager may otherwise have to the Company or any such director, officer or controlling person.

            (d) Promptly after receipt by an indemnified party under this
Section 10 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 10, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 10 except to the extent it has been materially prejudiced by such failure and, provided further, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 10. If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party. After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 10 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the Lead Managers shall have the right to employ counsel to represent jointly the Lead Managers and those other International Managers and their respective officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought by the International Managers against the Company. No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss of liability by reason of such settlement or judgment.

            (e) If the indemnification provided for in this Section 10 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 10.(a) or 10.(b), 10.(c) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, in such proportion as shall be appropriate to reflect the relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other from the offering of the Stock or if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the International Managers on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholder on the one hand and the International Managers on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Stock purchased under this Agreement (before deducting expenses) received by the Company and the Selling Stockholder, on the one hand, and the total underwriting discounts and commissions received by the International Managers with respect to the shares of the Stock purchased under this Agreement, on the other hand, bear to the total gross proceeds from the offering of the shares of the Stock under this Agreement, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the International Managers, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the International Managers agree that it would not be just and equitable if contributions pursuant to this Section 10.(e) were to be determined by pro rata allocation (even if the International Managers were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 10.(e) shall be deemed to include, for purposes of this Section 10.(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 10.(e), no International Manager shall be required to contribute any amount in excess of the amount by which the total price at which the Stock underwritten by it and distributed to the public was offered to the public exceeds the amount of any damages which such International Manager has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Managers' obligations to contribute as provided in this Section 10.(e) are several in proportion to their respective underwriting obligations and not joint.

            (f) The International Managers severally confirm that the statements with respect to the public offering of the Stock set forth on the cover page of, and under the caption "Underwriting" in, the Prospectus are correct and constitute the only information furnished in writing to the Company by or on behalf of the International Managers specifically for inclusion in the Registration Statements and the Prospectus.

            11. Defaulting International Managers.

            If, on either Delivery Date, any International Manager defaults in the performance of its obligations under this Agreement, the remaining non-defaulting International Managers shall be obligated to purchase the Stock which the defaulting International Manager agreed but failed to purchase on such Delivery Date in the respective proportions which the number of shares of the Firm Stock set opposite the name of each remaining non-defaulting International Manager in Schedule 1 hereto bears to the total number of shares of the Firm Stock set opposite the names of all the remaining non-defaulting International Managers in Schedule 1 hereto; provided, however, that the remaining non-defaulting International Managers shall not be obligated to purchase any of the Stock on such Delivery Date if the total number of shares of the Stock which the defaulting International Manager or International Managers agreed but failed to purchase on such date exceeds 9.09% of the total number of shares of the Stock to be purchased on such Delivery Date, and any remaining non-defaulting International Manager shall not be obligated to purchase more than 110% of the number of shares of the Stock which it agreed to purchase on such Delivery Date pursuant to the terms of Section 4. If the foregoing maximums are exceeded, the remaining non-defaulting International Managers, or those other underwriters satisfactory to the Lead Managers who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Stock to be purchased on such Delivery Date. If the remaining International Managers or other underwriters satisfactory to the Lead Managers do not elect to purchase the shares which the defaulting International Manager or International Managers agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to the Second Delivery Date, the obligation of the International Managers to purchase, and of the Company to sell, the Option Stock) shall terminate without liability on the part of any non-defaulting International Manager or the Company, except that the Company will continue to be liable for the payment of expenses to the extent set forth in Sections 8 and 13. As used in this Agreement, the term "International Manager" includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto who, pursuant to this Section 11, purchases Firm Stock which a defaulting International Manager agreed but failed to purchase.

            Nothing contained herein shall relieve a defaulting International Manager of any liability it may have to the Company and the Selling Stockholder for damages caused by its default. If other underwriters are obligated or agree to purchase the Stock of a defaulting or withdrawing International Manager, either the Lead Managers or the Company may postpone the First Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Company or counsel for the International Managers may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

            12. Effective Date and Termination.

            (a) This Agreement shall become effective at 11:00 A.M., New York City time, on the first full business day following the Effective Date, or at such earlier time after the Registration Statement becomes effective as the Lead Managers shall release the Firm Stock for initial public offering. The Lead Managers shall notify the Company immediately after they have taken any action which causes this Agreement to become effective. Until this Agreement is effective, it may be terminated by the Company by notice to the Lead Managers or by the Lead Managers by notice to the Company. For purposes of this Agreement, the release of the initial public offering of the Stock shall be deemed to have been made when the Lead Managers release, by telegram or otherwise, firm offers of the Stock to securities dealers or release for publication a newspaper advertisement relating to the Stock, whichever occurs first.

            (b) The obligations of the International Managers hereunder may be terminated by the Lead Managers by notice given to and received by the Company and the Selling Stockholder prior to delivery of and payment for the Firm Stock if, prior to that time, any of the events described in Sections 9.(i), 9.(j) or 9.(k), or shall have occurred or if the International Managers shall decline to purchase the Stock for any reason permitted under this Agreement.

            13. Reimbursement of International Managers' Expenses. If the Company shall fail to tender the Stock for delivery to the International Managers for any reason permitted under this Agreement, or the International Managers shall decline to purchase the Stock for any reason permitted under this Agreement (including the termination of this Agreement pursuant to Section 10), the Company shall reimburse the International Managers for the fees and expenses of their counsel and for such other out-of-pocket expenses as shall have been incurred by them in connection with this Agreement and the proposed purchase of the Stock, and upon demand the Company and the Selling Stockholder shall pay the full amount thereof to the Lead Managers. If this Agreement is terminated pursuant to Section 11 by reason of the default of one or more International Managers, neither the Company nor the Selling Stockholder shall be obligated to reimburse any defaulting International Manager on account of those expenses.

            14. Notices, etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

                  (a) if to the International Managers, shall be delivered or sent by mail, telex or facsimile transmission to Lehman Brothers International (Europe), Three World Financial Center, New York, New York 10285, Attention: Syndicate Department (Fax: 212-528-8822);

                  (b) if to the Company, shall be delivered or sent by mail, telex or facsimile transmission to the address of the Company set forth in the Primary Registration Statement, Attention: Richard Weening (Fax: (414-283-4505);

                  (c) if to the Selling Stockholder, shall be delivered or sent by mail, telex or facsimile transmission to the Selling Stockholder at [____________, Attention: ______ (Fax:_________);

provided, however, that any notice to any International Manager pursuant to
Section 10.(d) shall be delivered or sent by mail, telex or facsimile transmission to such International Manager at its address set forth in its acceptance telex to the Lead Managers, which address will be supplied to any other party hereto by the Lead Managers upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof. The Company and the Selling Stockholder shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the International Managers by Lehman Brothers Inc.

            15. Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the International Managers, the Company, the Selling Stockholder and their respective personal representative and successors. This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that the representations, warranties, indemnities and agreements of the Company, and the Selling Stockholder, contained in this Agreement shall also be deemed to be for the benefit of the officers and employees of each International Manager and the person or persons, if any, who control each International Manager within the meaning of Section 15 of the Securities Act and for the benefit of each U.S. Underwriter (and controlling persons thereof) who offers or sells any shares of Class A Common Stock in accordance with the terms of the Agreement Between International Managers and International Managers and the indemnity agreement of the International Managers contained in Section 10.(b), 10.(c) of this Agreement shall be deemed to be for the benefit of directors, officers and employees of the Company and any person controlling the Company within the meaning of Section 15 of the Securities Act. Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 15, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

            16. Survival. The respective indemnities, representations, warranties and agreements of the Company, the Principal Subsidiary, the Selling Stockholder and the International Managers contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Stock and shall remain in full force and effect, regardless of any investigation made by or on behalf of any of them or any person controlling any of them.

            17. Definition of the Terms "Business Day" and "Subsidiary". For purposes of this Agreement, "business day" means any day on which the New York Stock Exchange, Inc. is open for trading and "subsidiary" has the meaning set forth in Rule 405 of the Rules and Regulations.

            18. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of New York.

            19. Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

            20. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

            If the foregoing correctly sets forth the agreement between the Company and the International Managers, please indicate your acceptance in the space provided for that purpose below.

                                        Very truly yours,

                                        CUMULUS MEDIA INC.

                                        By: ________________________________

                                        STATE OF WISCONSIN INVESTMENT BOARD

Accepted:

LEHMAN BROTHERS INTERNATIONAL (EUROPE)
BEAR, STEARNS INTERNATIONAL LIMITED
BT ALEX. BROWN INTERNATIONAL,
  DIVISION OF BANKERS TRUST INTERNATIONAL PLC
CREDIT LYONNAIS SECURITIES

For themselves and as Lead Managers
of the several International Managers named in Schedule 1 hereto

By LEHMAN BROTHERS INTERNATIONAL (EUROPE)

By: _________________________________________
    Authorized Representative

                                   SCHEDULE 1

                                                               Number of
International Managers                                           Shares
----------------------                                         ----------

Lehman Brothers International(Europe).......................
Bear, Stearns International Limited.........................
BT Alex. Brown International, division of Bankers Trust
 International PLC..........................................
Credit Lyonnais Securities..................................

                                                               ----------

           Total............................................   ==========